Summary Prospectus May 1, 2010 American Century Investments® VP Income & Growth Fund
Class I: AVGIX Class II: AVPGX	Class III: AIGTX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from insurance companies through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/vp_fund_reports.jsp 1-800-378-9878 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_vp.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated May 1, 2010 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated December 31, 2009. The fund's SAI, annual report and semiannual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective

The fund seeks capital growth by investing in common stocks. Income is a secondary objective.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. The table does not include the fees and expenses associated with your variable annuity or variable life insurance contract.  Had they been included, fees and expenses presented below would have been higher.

Shareholder Fees (fees paid directly from your investment)
	Class I	Class II	Class III
Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged for shares held less than 60 days)	None	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II	Class III
Management Fee	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.70%	0.95%	0.70%

Example

The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example does not include fees and expenses associated with your variable annuity or variable life insurance contract. Had they been included, fees and expenses would have been higher. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class I	$72	$224	$390	$871
Class II	$97	$303	$526	$1,166
Class III	$72	$224	$390	$871

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investments, Principal Risks and Performance

In selecting stocks for the fund, the portfolio managers use quantitative management techniques in a two-step process.  First, the managers rank stocks, primarily those of large (those with a market capitalization greater than $2 billion), publicly-traded U.S. companies, from most attractive to least attractive based on each stock’s value as well as its growth potential.  Second, the portfolio managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The portfolio managers also attempt to create a dividend yield that will be greater than that of the S&P 500® Index.

The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.

The fund’s principal risks include:

•
Style Risk – If at any time the market is not favoring the fund’s quantitative investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.

•
Benchmark Correlation – The fund’s performance will be tied to the performance of its benchmark, the S&P 500® Index. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

•
Low Dividend Yield – Although income is a secondary objective of the fund, if the stocks that make up the S&P 500® Index do not have a high dividend yield, then the fund’s dividend yield will not be high.

•	Market Risk – The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market.
•	Price Volatility – The value of the fund’s shares may fluctuate significantly in the short term.
•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Annual Total Returns

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class I shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. Fees associated with your variable annuity or variable life insurance contract are not reflected in the chart or table below. Had they been included, returns presented below would have been lower. The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Highest Performance Quarter (2Q 2003): 16.36% Lowest Performance Quarter (4Q 2008): -19.80%

For the calendar year ended December 31, 2009	1 year	5 years	10 years	Since Inception	Inception Date
Class I	18.10%	-1.11%	-0.90%	3.24%	10/30/1997
Class II	17.77%	-1.35%	—	1.55%	05/01/2002
Class III	18.10%	-1.11%	—	3.20%	06/26/2002
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%	3.52%(1)	—

1	Reflects benchmark performance since the date closest to the Class I’s inception date for which data is available.

Portfolio Management

Investment Advisor

American Century Investment Management, Inc.

Portfolio Managers

Kurt Borgwardt, CFA, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1997.

Zili Zhang, Senior Vice President, Portfolio Manager and Director of Quantitative Research, has been a member of the team that manages the fund since 1997.

Lynette Pang, Portfolio Manager, has been a member of the team that manages the fund since 2005.

Purchase and Sale of Fund Shares

The fund only offers shares through insurance company separate accounts. For instructions on how to purchase and redeem shares through your separate account, read the prospectus provided by your insurance company. Orders for fund shares will be priced at the net asset value next determined after the order is received in the form required by the agreement between the fund, its investment advisor and/or its distributor and the insurance company from which you have purchased your separate account. There are no sales commissions or redemption charges except for Class III shares, which may be subject to a redemption fee. However, certain sales or deferred sales charges and other charges may apply to the variable annuity or life insurance contracts. Those charges are disclosed in the separate account prospectus.

Tax Information

Consult the prospectus of your insurance company separate account for a discussion of the tax status of your variable contract.

Payments to Broker-Dealers and Other Financial Intermediaries

The fund is offered as an underlying investment option for variable annuity or life insurance contracts.  The fund and its related companies pay the sponsoring insurance company and its related companies for distribution and other services.  These payments may influence the insurance company to include the fund over another investment as an option in its products.  Ask your salesperson or visit your insurance company’s Web site for more information.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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